OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                 A Series of Oppenheimer Variable Account Funds
                    Supplement dated January 16, 2001 to the
                          Prospectus dated May 1, 2000


     The Prospectus is changed as follows: The section captioned "Portfolio Manager" on page 8 is deleted and replaced with the following:

     |X| Portfolio Manager. The Fund's management team includes two portfolio managers: Richard H. Rubinstein and Michael Levine. Each is a Vice President of the Fund, and each serves as an officer and manager of other Oppenheimer funds. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Rubinstein, who is a Senior Vice President of the Manager, has been a portfolio manager of the Fund since April 1991. Mr. Rubinstein has been a portfolio manager of the Manager since June 1990. Mr. Levine, who is a Vice President of the Manager, has been a portfolio manager of the Fund since August 1998 and a portfolio manager of the Manager since April 1996; he joined the Manager as an analyst in June 1994.









January 16, 2001                                            PS0670.001